UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2010
FREIGHTCAR AMERICA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

Two North Riverside Plaza, Suite 1250
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(800) 458-2235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On July 30, 2010, FreightCar America, Inc. issued a press release announcing that on July 29, 2010 it entered into a new $30 million senior secured revolving credit facility and cancelled the Company’s previous credit facilities. The new revolving credit facility can be used for general corporate purposes, including the funding of working capital.
The new revolving credit facility is pursuant to a Loan and Security Agreement dated July 29, 2010 (the “Revolving Loan Agreement”) by and among FreightCar America, Inc., Johnstown America Corporation, Freight Car Services, Inc., JAC Operations, Inc. and FreightCar Roanoke, Inc., as borrowers (collectively, the “Borrowers”) and Fifth Third Bank, as lender.
The Revolving Loan Agreement replaces the Company’s prior revolving credit facility under the Second Amended and Restated Credit Agreement dated August 24, 2007, as amended, among certain of the Borrowers, the lenders party thereto and Bank of America, N.A., as successor to LaSalle Bank National Association, as administrative agent, which was terminated and cancelled effective July 29, 2010 along with the Credit Agreement dated September 30, 2008, as amended, among JAIX Leasing Company, the lenders party thereto and Bank of America, N.A., as administrative agent, which had been available to fund the Company’s leasing operations.
The Revolving Loan Agreement has a term ending on July 29, 2013 and revolving loans outstanding thereunder will bear interest at a rate of LIBOR plus an applicable margin of 2.50%. The Borrowers are required to pay a non-utilization fee of 0.350% on the unused portion of the revolving loan commitment. Borrowings under the Revolving Loan Agreement are secured by the Borrowers’ accounts receivable, inventory and certain other assets of the Borrowers, and borrowing availability is tied to a borrowing base of eligible accounts receivable and inventory of the Borrowers. The Revolving Loan Agreement has both affirmative and negative covenants, including, without limitation, a minimum tangible net worth covenant and limitations on indebtedness, liens and investments. The Revolving Loan Agreement also provides for customary events of default.
The foregoing description of the Revolving Loan Agreement is qualified in its entirety by reference to the Revolving Loan Agreement filed as Exhibit 10.1 hereto which is hereby incorporated by reference herein.
Item 1.02 Termination of a Material Definitive Agreement.
     The disclosure set forth above in Item 1.01 is hereby incorporated by reference into this Item 1.02.
Section 2 — Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 10.1	Loan and Security Agreement, dated as of July 29, 2010, by and among FreightCar America, Inc., Johnstown America Corporation, Freight Car Services, Inc., JAC Operations, Inc., FreightCar Roanoke, Inc. and Fifth Third Bank

Exhibit 99.1	Press release of FreightCar America, Inc., dated July 30, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.
Date: July 30, 2010	By:	/s/ Christopher L. Nagel
		Name:	Christopher L. Nagel
		Title:	Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Loan and Security Agreement, dated as of July 29, 2010, by and among FreightCar America, Inc., Johnstown America Corporation, FreightCar Services, Inc., JAC Operations, Inc., FreightCar Roanoke, Inc. and Fifth Third Bank.

Exhibit 99.1	Press release of FreightCar America, Inc., dated July 30, 2010.